Exhibit 10.5

PARTIAL ASSIGNMENT OF OIL AND GAS LEASES

STATE OF LOUISIANA	§
	§	KNOW ALL MEN BY THESE PRESENTS, THAT:
PARISH OF IBERIA	§

This Partial Assignment of Oil and Gas Leases (“Assignment”) is made by Olympic Energy Partners, LLC, a Delaware limited liability company (“Assignor”), whose address is 1001 McKinney Street, Suite 1900, Houston, Texas, 77002, in favor of Contango Operators, Inc., a Delaware corporation (“Assignee”), whose address is 3700 Buffalo Speedway, Suite 960, Houston, Texas, 77098.

WHEREAS, Assignor is the present owner and holder of working interests in those certain oil and gas leases as more fully described in Exhibit “A” attached hereto and made a part hereof (the “Leases”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby and by these presents GRANT, BARGAIN, SELL, TRANSFER, SET OVER AND ASSIGN unto Assignee, subject to the further provisions hereof, an undivided 1.18062% working interest in and to each of the Leases, a like interest in and to any and all wells, caissons, platforms, pipelines, facilities, equipment and related assets appurtenant to each of the Leases, and a like interest in all oil, gas and/or condensate produced therefrom (collectively, the “Assigned Interests”).

TO HAVE AND TO HOLD the Assigned Interests unto Assignee and its successors and assigns forever, together with all rights and privileges appurtenant thereto. Assignor specially warrants title to the Assigned Interests as to all claims by, through and under it but not otherwise.

Assignment and the Assigned Interests conveyed herein are subject to the following:

1. All the terms and the express and implied covenants, obligations and conditions of the Leases, including, but not by way of limitation, the proper plugging of any well bores, proper disposal with any wastes or transfer or assumption of any applicable permits, bonds, approvals and licenses, which terms, covenants, obligations and conditions the Assignee hereby assumes and agrees to perform with respect to the Assigned Interests; and

2. The terms and provisions of the contracts, agreements and assignments identified on Exhibit “B” (collectively, the “Contracts”) attached hereto and made a part hereof for all purposes, and Assignee, to the extent of the Assigned Interests agrees to be bound by and assumes all of its respective obligations under and pursuant to each of the Contracts, including, without limitation, a proportionate share of the overriding royalty interests provided for in the Contracts to the extent same apply to the Assigned Interests;

Assignment of Mary Rose Leases – Olympic to COI

3. To the extent not described on Exhibit “B” hereto, all assignments, conveyances, liens or agreements of record in the offices of the State Mineral Board of the State of Louisiana or in the public records of Iberia Parish, Louisiana.

From and after the Effective Date (as defined hereafter), all operations conducted by Assignee with respect to the Leases shall be conducted in accordance with the terms and conditions of the Leases and in compliance with all applicable orders, laws, ordinances, rules and regulations of federal, state and other governmental agencies having jurisdiction over the lands covered by the Leases.

Assignor and Assignee agree to execute such other documents as may be reasonably necessary in order that this Assignment, or such governmental transfer form as may have been executed by the parties in connection herewith, can be approved by the appropriate governmental authority having jurisdiction, and to execute such governmental forms as may be required of Assignee by such governmental authority to designate Contango Operators, Inc. as the current operator of the Lease.

This Assignment may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

This Assignment is made subject to the approval of the State Mineral Board of the State of Louisiana.

[Signature Page Follows]

Assignment of Mary Rose Leases – Olympic to COI	2

IN WITNESS WHEREOF, this Assignment is executed as of this 3rd day of April, 2008, but effective for all purposes as of April 1, 2008 at 7:30 a.m. Central Daylight Time (“Effective Date”).

WITNESSES:	Olympic Energy Partners, LLC

/s/ Trupti Patel
Name: Trupti Patel
	By:	/s/ Joseph J. Romano
/s/ Sergio Castro		Joseph J. Romano
Name: Sergio Castro		President and Chief Executive Officer

WITNESSES:	Contango Operators, Inc.

/s/ Trupti Patel
Name: Trupti Patel
	By:	/s/ Kenneth R. Peak
/s/ Sergio Castro		Kenneth R. Peak
Name: Sergio Castro		Chairman & Secretary

Assignment of Mary Rose Leases – Olympic to COI

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Artee, Kumar, a Notary Public in and for said County and State, hereby certify that Joseph J. Romano, whose name as President and Chief Executive Officer of Olympic Energy Partners, LLC, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said company.

Given under my hand and official seal, this      day of April, 2008.

My Commission Expires:
Notary Public in and for the State of Texas

Notary Number: 12597397-2

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

I, Artee Kumar, a Notary Public in and for said County and State, hereby certify that Kenneth R. Peak, whose name as Chairman & Secretary of Contango Operators, Inc., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer, and with full authority, executed the same voluntarily for and as the act of said company.

Given under my hand and official seal, this      day of April, 2008.

My Commission Expires:
Notary Public in and for the State of Texas

Notary Number: 12597397-2

Assignment of Mary Rose Leases – Olympic to COI

EXHIBIT “A”

LEASES

The following described Leases, INSOFAR AND ONLY INSOFAR as said Leases affect depths from the surface down to the stratigraphic equivalent of 15,753’ TVD as seen in the Contango Operators, Inc. State Lease No. 18640 #1 well, API #17709203750000, to-wit:

Lease No. 1:	State Lease 18640 dated July 13, 2005, by and between the State Mineral Board of the State of Louisiana, acting under said authority for and in behalf of the State of Louisiana, as Lessor, and Republic Exploration LLC, as Lessee, covering a portion of Tract 37505, being a portion of Blocks 10 and 11, Eugene Island Area, Revised, Iberia Parish, Louisiana, as to the beds and bottoms of all water bodies belonging to the State of Louisiana, containing approximately 474.53 acres, recorded in Book 1314, Page 200, File Number 2005-00010547 of the Clerk of Court’s office for Iberia Parish, Louisiana.

Lease No. 2:	State Lease 18860 dated January 11, 2006, by and between the State Mineral Board of the State of Louisiana, acting under said authority for and in behalf of the State of Louisiana, as Lessor, and Republic Exploration LLC, as Lessee, covering a portion of Tract 38027, being a portion of Block 6, Eugene Island Area, Revised, Iberia Parish, Louisiana, as to the beds and bottoms of all water bodies belonging to the State of Louisiana, containing approximately 335.91 acres, recorded in Book 1325, Page 718, File Number 2006-00001837 of the Clerk of Court’s office for Iberia Parish, Louisiana.

Lease No. 3:	State Lease 19261 dated February 14, 2007, by and between the State Mineral Board of the State of Louisiana, acting under said authority for and in behalf of the State of Louisiana, as Lessor, and Republic Exploration LLC, as Lessee, covering a portion of Tract 38858, being a portion of Block 11, Eugene Island Area, Revised, Iberia Parish, Louisiana, as to the beds and bottoms of all water bodies belonging to the State of Louisiana, containing approximately 51.65 acres, recorded in Book 1360, Page 776, File Number 2007-00003943 of the Clerk of Court’s office for Iberia Parish, Louisiana.

Lease No. 4:	State Lease 19266 dated February 14, 2007, by and between the State Mineral Board of the State of Louisiana, acting under said authority for and in behalf of the State of Louisiana, as Lessor, and Republic Exploration LLC, as Lessee, covering a portion of Tract 38860, being a portion of Blocks 10, 11, 6 and 7, Eugene Island Area, Revised, Iberia Parish, Louisiana, as to the beds and bottoms

Assignment of Mary Rose Leases – Olympic to COI

of all water bodies belonging to the State of Louisiana, containing approximately 1,436.26 acres, recorded in Book 1360, Page 789, File Number 2007-00003944 of the Clerk of Court’s office for Iberia Parish, Louisiana.

Lease No. 5:	State Lease 19396 dated June 13, 2007, by and between the State Mineral Board of the State of Louisiana, acting under said authority for and in behalf of the State of Louisiana, as Lessor, and Republic Exploration LLC, as Lessee, covering a portion of Tract 39095, being a portion of Block 11, Eugene Island Area, Revised, Iberia Parish, Louisiana, as to the beds and bottoms of all water bodies belonging to the State of Louisiana, containing approximately 459.67 acres, recorded in Book 1371, Page 261, File 2007-00008536 of the Clerk of Court’s office for Iberia Parish, Louisiana.

Assignment of Mary Rose Leases – Olympic to COI

EXHIBIT “B”

CONTRACTS

1.	Joint Operating Agreement executed by and between Contango Operators, Inc., as Operator, and Republic Exploration LLC, CGM, L.P., Olympic Energy Partners, LLC and Union Oil Company of California, as Non-Operators, dated February 7, 2007, the provisions of which are incorporated herein by reference.

2.	Assignment of Overriding Royalty Interest dated effective as of July 13, 2005, executed by Republic Exploration LLC in favor of Linda G. Ferszt, et al., conveying an overriding royalty interest as more particularly described therein, pertaining to State Lease No. 18640.

3.	Assignment of Overriding Royalty Interest dated effective as of January 11, 2006, executed by Republic Exploration LLC in favor of Linda G. Ferszt, et al., conveying an overriding royalty interest as more particularly described therein, pertaining to State Lease No. 18860.

4.	Assignment of Overriding Royalty Interest dated effective as of February 14, 2007, executed by Republic Exploration LLC in favor of Linda G. Ferszt, et al., conveying an overriding royalty interest as more particularly described therein, pertaining to State Lease No. 19261.

5.	Assignment of Overriding Royalty Interest dated effective as of February 14, 2007, executed by Republic Exploration LLC in favor of Linda G. Ferszt, et al., conveying an overriding royalty interest as more particularly described therein, pertaining to State Lease No. 19266.

6.	Assignment of Overriding Royalty Interest dated effective as of July 13, 2007, executed by Republic Exploration LLC in favor of Linda G. Ferszt, Dutch Royalty Investments Land and Leasing, LP, Mark A. Stephens, Gary Clack and Contango Operators, Inc., conveying an overriding royalty interest as more particularly described therein, pertaining to State Lease No. 19396.

7.	That certain Joint Exploration Agreement dated as of March 1, 2008 and that certain Joint Operating Agreement dated as of February 1, 2008, by and between Republic Exploration LLC, Contango Operators, Inc., CGM, L.P., Olympic Energy Partners, LLC and Union Oil Company of California (the “Republic Group”) and Summit Energy Company, LLC (“Summit”), Bayou Bend Petroleum U.S.A., Ltd. (“Bayou” and together with Summit and the other parties thereto (other than the Republic Group), the “Summit Group”) and the other Summit Group parties, pertaining to State Lease Nos. 18860, 19261 and 19266, as well as State Lease No. 19155 owned by the Summit Group.

Assignment of Mary Rose Leases – Olympic to COI